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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) September 1, 2004
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                           CROWN MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   98-0375957
                      (IRS Employer Identification Number)

                             6006 N. Mesa, Suite 709
                              El Paso, Texas 79912
                    (Address of principal executive offices)

                              William L. Sklar, CEO
                           Crown Medical Systems, Inc.
                             6006 N. Mesa, Suite 709
                              El Paso, Texas 79912
                     (Name and address of agent for service)

                                 (915) 845-1787
          (Telephone number, including area code of agent for service)


 Section 5 - Corporate governance and management

Item 5.02 departure of directors or principal officers; election of directors; appointment of principal officers

         Effective September 1, 2004, the Crown Nevada (defined below) elected Crawford Shaw and David L. Bailey as Directors of the Corporation. Therefore, pursuant to the terms of the Merger Agreement (defined below), the following are the officers and directors of the Company:

                  NAME                               AGE               POSITION
                  ----                               ---               --------
                  Brian D. Knight                    54                Director
                  James A. Sterling                  57                Executive Vice President and Director
                  William L. Sklar                   56                Chief Executive Officer, President, Chief Financial Officer,
                                                                       Chief Accounting Officer and Director
                  Jerry S. Wayt                      67                Secretary and Director
                  Dr. Laurence Watkins               58                Director
                  Crawford Shaw                      69                Director
                  David L. Bailey                    64                Director
                  Mark Jennings                      41                Advisory Director
                  Darlene Cox                        51                Advisory Director
                  Kim Albaugh                        49                Advisory Director

 Section 8 - other events

 Item 8.01  other events

         On September 1, 2004, Crown Medical Systems, Inc., a Nevada corporation ("Crown Nevada") completed the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement") by and among Crown Nevada, Crown Medical Systems, Inc., a Delaware corporation ("Crown Delaware"), and CMS Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Crown Nevada ("Merger Sub").

         Upon the terms set forth in the Merger Agreement and in accordance with Delaware Law, Merger Sub merged with and into Crown Delaware. As a result of the Merger, the outstanding shares of capital stock of Merger Sub and Crown Delaware converted or canceled in the manner provided in Section 2.06 of the Merger Agreement, the separate corporate existence of Merger Sub ceased, and Crown Delaware is the surviving corporation in the Merger .

Section 9.  Financial Statements and Exhibits

 Item 9.01  financial statements and exhibits

   Financial Statements

         None

   Exhibits

         None

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Crown medical systems, INC.



                                          By: /s/William L. Sklar
                                             ----------------------------------
                                                William L. Sklar, President


Date:  September 1, 2004